December 15, 2014 3 rd Quarter 2014 Investor Presentation Exhibit 99.1

Forward Looking Statements
Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations hereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”,
“expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”,
“would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1)
economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values;
(2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; or (7) legislation or changes in regulatory requirements adversely affecting the business in which Home Bancorp, Inc. is engaged. Home Bancorp, Inc.
undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.
As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home
Bancorp, Inc. and the term the “Bank” refers to Home Bank, a federally chartered savings bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank.
For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2013. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website
www.home24bank.com.

Our Company • Bank chartered in 1908 – 106 years strong • Headquartered in Lafayette, Louisiana • Federal Savings Bank Charter • IPO completed in October 2008 • Ticker symbol: HBCP (Nasdaq Global) 3

Significant Asset Growth Since IPO 4 138% asset increase CAGR = 16%

Acquisitions
•
Britton & Koontz Bank – February 2014
–
Baton Rouge, Natchez & Vicksburg, Mississippi
–
Cash Deal @ 88% of book value
•
$301 MM Assets, $170MM Loans, $216MM Deposits
•
Guaranty Savings Bank – July 2011
–
Greater New Orleans
–
Cash Deal @ 95% of book value
•
$257 MM Assets, $184MM Loans, $193MM Deposits
•
Statewide Bank – March 2010
–
Northshore of Lake Ponchartrain/New Orleans
–
FDIC assisted
•
$199MM Assets, $157MM Loss Share Loans, $206MM Deposits

Tangible Common Equity Ratio 6 Peer = BHCs $1-$3 billion in assets. Peer data as of 6/30/2014. Source: ffiec.gov

Share Repurchase Activity 7 21% of IPO shares repurchased

Favorable Balance Sheet Mix Change
(% of assets)

2008 2009 2010 2011 2012 2013 3Q 2014
Cash & Equivalents
9%
5% 6% 4% 4% 4% 5%
Investments
22%
23% 18% 16% 17% 16% 15%
Total Loans net
63% 64% 63% 69% 70% 71% 72%
Other Assets
6%
8% 13% 11% 9% 9% 8%
Non Maturity Deposits
38%
41% 47% 46% 54% 56% 60%
CDs
29%
30% 32% 30% 26% 19% 18%
Borrowings & Other
9%
4% 2% 10% 5% 10% 10%
Equity
24%
25% 19% 14% 15% 14% 12%
•
Strong organic loan growth
•
Shrinking investment portfolio (as % of assets)
•
Deposit growth has offset capital deployment

Our Locations 9 Source: snl.com

Unemployment Rate by Market September 2014 10 Sources: bls.gov, mdes.ms.gov

•
Low unemployment (4.4%)
•
1 st overall mid-size city (8 th
overall) for manufacturing jobs
(New Geography 2013)
•
5 th best mid-size city (17 th overall)
in Leading Locations for
Economic & Job Growth (Area
Development 2014)
•
5 th best mid-size city (27 th overall)
Best Cities for Jobs, Forbes 2014
•
Home to most affordable
university in Louisiana (U.S.
Department of Education 2013)

2013
Rank Institution
Deposits
in Market
($000)
Parish
Market
Share %
1 Iberiabank
1,634,275 29.08
2 JP Morgan
1,053,938 18.75
3 Home Bank
489,351 8.71
4 Hancock
487,052 8.67
5 Capital One
469,405 8.35
Lafayette Market
Source: snl.com

•
1 st overall metro area for
Economic Growth Potential
(Business Facilities 2013)
•
1 st overall most rapidly recovering
housing market (National
Association of Home Builders)
•
Top 5 emerging entrepreneurial
cities (Entrepreneur Magazine
2013)
•
7 th overall best city for
information jobs (Forbes 2013)
•
Top 25 best places to retire
(Forbes 2013)

2013
Rank Institution
Deposits
in Market
($000)
Parish
Market
Share %
1 JP Morgan
6,770,803 47.3
2 Capital One
2,660,497 18.6
3 Regions
1,444,723 10.1
4 Hancock
1,365,528 9.5
5 Iberiabank
555,857 3.9
12 Home Bank
73,660 0.5
Baton Rouge Market
Source: snl.com

•
1 st overall in US for working age
In-migration of Prime Workers
(Forbes 2014)
•
1 st Most Economical mid-size city
for business (KPMG 2014)
•
1 st overall for the decade for Major
Economical Development Wins in
the South (Southern Business &
Development)
•
1 st in US for Exports per capita
(New Geography 2013)
•
2 nd overall in US Post Recession
Performance (Brookings Institute
2013)

2013
Rank Institution
Deposits in
Market
($000)
Fed
Market
Share %
1 Capital One
10,390,696
32.4
2 Hancock
4,927,007
15.4
3 JP Morgan
4,707,911
14.7
4 Regions
2,380,213
7.4
5 First NBC
2,289,444
7.1
16 Home Bank
228,476 0.7
New Orleans/Northshore Market
Source: snl.com

•
Strong, stable deposit base
•
25% non-interest-bearing deposits
•
Limited large bank competition
•
Tuscaloosa Shale opportunity

2013
Rank Institution
Deposits in
Market
($000)
County
Market
Share %
1 BancorpSouth
240,245
32.1
2 Trustmark
215,151
28.7
3 RiverHills
133,296
17.8
4 Regions
124,974
16.7
5 Guaranty B&T
20,639
2.8
6 Home Bank
14,353
1.9
2013
Rank Institution
Deposits in
Market
($000)
County
Market
Share %
1 Home Bank
171,768 27.8
2 United Miss.
170,737 27.6
3 Regions
147,509 23.9
4 Concordia
127,968 20.7
Vicksburg
Natchez
Western Mississippi Market
Source: snl.com

15 Market Diversification September 30, 2014 Loans Deposits In 2008, virtually 100% of loans and deposits were located in Lafayette Market

Strong Organic Loan Growth (excludes acquisition accounting discounts) 16

Loan Portfolio Composition 17 12/31/08 balance: $336 million 9/30/14 balance: $907 million Direct Energy Exposure = 3% of Total Loans

Commercial Real Estate Portfolio 18 9/30/14 balance: $330 million

Construction and Land Portfolio 19 9/30/14 balance: $123 million

C&I Portfolio 20 9/30/14 balance: $96 million

1-4 Family First Mortgage Portfolio 21 9/30/14 balance: $234 million Original Term Mortgage Portion

Non Performing Assets / Assets 22

• Reported ALLL / Gross Loans = 0.82% – Peer Median = 1.34% 23 ALLL and Loan Discounts

Deposit Growth and Composition 24 Non-Interest Deposits / Assets Home Bank = 20% Peer Median = 15%

Strong Non-Maturity Deposit Growth 25

Quarterly Performance Metrics

3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
Reported Net Income
$2,482,747 $1,705,649 $1,433,456 $2,752,625 $2,876,517
Merger Adjusted Net Income
(1)
$2,482,747 $1,905,406 $2,790,488 $2,889,045 $2,888,065
EPS - Diluted
(1)
$0.37 $0.28 $0.40 $0.42 $0.41
ROA
(1)
1.04% 0.79% 1.00% 0.93% 0.93%
ROE
(1)
7.14% 5.39% 7.90% 7.87% 7.70%
Efficiency Ratio
(1)
65.4% 71.6% 69.1% 66.2% 64.0%
NIM (TE)
4.79% 4.60% 4.72% 4.64% 4.63%
TCE Ratio
14.4% 14.2% 11.3% 11.4% 11.7%
Tangible Book Value/Share
$19.47 $19.72 $19.65 $20.20 $20.58
Ending Share Price
$18.06 $18.85 $20.99 $22.02 $22.71
NPAs/Assets
2.9% 3.0% 2.3% 2.1% 1.8%
Originated NPAs
(2)
/Originated Assets
0.7% 0.8% 0.5% 0.5% 0.4%
(1) Excludes merger-related costs (see Table 2 in appendix)
(2) Excludes acquired NPAs

Net Interest Margin (TE) 27

Net Interest Margin Drivers

•
Strong loan/asset ratio
(71
st
percentile)
•
Loan discount balance
and accretion
•
C&D loans
•
Maintained lower costs
than peers even after
capital was deployed
•
Increased balances of
Non-interest deposits
•
Lower reliance on CDs

Non-Interest Income 29 2014 YTD Non-Interest Income • New retail leadership • Mortgage • Brokerage

Non-Interest Expense
(excluding merger-related costs)
(1)

2014 YTD Non-Interest Expense
(1)
•
Investments in
commercial and
retail bankers
•
Infrastructure to
support continued
growth
•
Focus on efficiency
(1) Excludes merger-related costs (see Table 2 in appendix)

Interest Rate Risk
Change in Interest Rates
(1)
% Change in NII at 9/30/14
(2)
+100 -0.2%
+200 -0.7%
+300 -1.3%

1)
Assumes instantaneous and parallel shift in interest rates.
2)
The actual impact of changes in interest rates will depend on many factors including but not limited to: the Company’s ability to maintain desired mix of interest-earning assets and interest-bearing liabilities, actual timing of asset and liability repricing, and competitor reaction to deposit and loan pricing.
•
Slightly liability sensitive
•
Effective duration of investment portfolio = 2.8 years

Total Return Since 2008 32 Source: SNL. Data as of 12/09/2014

Share Information

4Q 2013 1Q 2014 2Q 2014 3Q 2014 12 Months
EPS – GAAP
$0.25 $0.21 $0.40 $0.41 $1.27
EPS – Merger Adjusted
(1)
$0.28 $0.40 $0.42 $0.41 $1.51
Ending Share Price
$18.85 $20.99 $22.02 $22.71
Dividend Yield
0.0% 0.0% 0.0% 0.0%
P/BV
94% 103% 106% 107%
P/TBV
96% 107% 109% 110%
Price / Earnings (12 months prior)
P/EPS – GAAP
17.86x
P/EPS – Merger Adjusted
(1)
14.96x
(1) Excludes merger-related costs (see Table 1 in appendix)
$0.07 Dividend declared in
4
th
quarter (1.2% Yield)

HBCP Ownership 34 Source: SNL (data as of 12/09/2014) Fully Diluted Insider Ownership = 26%

Investment Perspective
•
Consistently superior organic asset quality
•
Deep customer relationships – 106 years
•
Successful acquirer; experienced deal team
•
Strong capital base
–
Disciplined deployment
–
Well positioned for further acquisitions
•
Vibrant economies
•
Trading at 110% of tangible book value

Executive Leadership

Scott Sutton, Chief Operations Officer
Joined Home Bank in 2008. Previously
served as Senior Vice President of
Operations of Teche Federal Bank and
as Senior Vice President of Iberiabank.
Darren Guidry, Chief Credit Officer
Joined Home Bank in 1993.
Previously served as Chief Lending
Officer.
Scott Ridley, Chief Banking Officer
Joined Home Bank in 2013.
Previously served as Group
Executive for Louisiana Business
Banking for Capital One Bank.
Joseph Zanco, Chief Financial Officer
Joined Home Bank in 2008. Previously
served as Corporate Controller and
Principal Accounting Officer for
Iberiabank.
John Bordelon, President and Chief Executive Officer
Has led Home Bank since 1993. Previously served in various management and other positions since joining the Bank in 1981.  Former Chairman of the following organizations: Greater Lafayette Chamber of Commerce, University of Louisiana
Alumni Association, Community Bankers of Louisiana, and Ragin Cajun Athletic
Foundation

Appendix
Non-GAAP Reconciliation

(dollars in thousands) 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
Reported non-interest expense 7,890 $          8,774 $          11,257 $        10,370 $        9,968 $
Less: Merger-related expenses -                 (307)              (1,955)            (207)              (128)
Non-GAAP non-interest expense 7,890 $          8,467 $          9,302 $          10,163 $        9,840 $
Reported Net Income 2,483             1,706             1,433             2,753             2,877
Add: Merger-related expenses (after tax) -                 200                 1,357             136                 12
Non-GAAP Net Income 2,483             1,906             2,790             2,889             2,889
Diluted EPS 0.37 $            0.25 $            0.21 $            0.40 $           0.41 $
Add: Merger-related expenses -                 0.03               0.19               0.02               -
Non-GAAP EPS 0.37 $            0.28 $            0.40 $           0.42 $           0.41 $
TABLE 1
Reported non-interest expense 24,373 $        31,002 $        32,763 $        33,205 $        31,595 $
Less: Merger-related expenses (1,000)           (2,053)           -                 (307)              (2,290)
Non-GAAP noninterest expense 23,373 $        28,949 $        32,763 $        32,898 $        29,305 $
TABLE 2
Nine months
ended
9/30/14 2013 2011 2012 2010 (dollars in thousands)